U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT JULY 25, 2002
                          ----------------------------
                        (Date of earliest event reported)


                          CNB FLORIDA BANCSHARES, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)

       0-25988                                                    59-2958616
-----------------------                                      -------------------
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

9715 Gate Parkway North
Jacksonville, Florida                                                32246
-----------------------                                            ---------
(Address of principal                                              (Zip Code)
 executive offices)


       Registrant's telephone number, including area code: (904) 997-8484

Item 5.  Other Information.

     On July 24, 2002 CNB Florida Bancshares, Inc. (the "Company") announced financial results for the second quarter ended June 30, 2002. A copy of the press release announcing the Company's results for the second quarter ended June 30, 2002 is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.  Description
                  -----------  -----------
                  99 Press Release dated July 24, 2002 for CNB Florida Bancshares, Inc. 2002 Second Quarter Results




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CNB FLORIDA BANCSHARES, INC.
                                                   ----------------------------
                                                   (Registrant)

Date: July 25, 2002
                                                   By: /s/ G. Thomas Frankland
                                                   (Signature)

                                                   G. Thomas Frankland
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)